UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21919

T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2017

Item 1. Report to Shareholders

Limited Duration Inflation Focused Bond Fund	May 31, 2017

The views and opinions in this report were current as of May 31, 2017. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

U.S. Treasury inflation protected securities (TIPS) produced positive results over the 12-month period ended May 31, 2017, and outperformed both nominal Treasuries and the broader investment-grade taxable bond universe. Inflation expectations rose during the first half of our fiscal year as the results of the U.S. presidential election in November raised the possibility of increased fiscal stimulus. However, those expectations have been reduced in 2017 as investors have recalibrated the ability of the Trump administration to implement its agenda.

Your fund returned 1.30% in the 12-month period ended May 31, 2017. As shown in the Performance Comparison table, the fund underperformed the Bloomberg Barclays U.S. 1–5 Year Treasury TIPS Index. (The performance of the fund’s I Class shares may vary due to a different fee structure.)

ECONOMY AND INTEREST RATES

After increasing 1.6% in 2016, U.S. gross domestic product growth slowed to a 1.2% pace in the first three months of 2017, according to the Commerce Department’s latest estimate. While first-quarter growth was weak, the underlying trend of a moderate U.S. economic expansion seems to remain in place, and initial reports indicate that a rebound is likely in the second quarter.

What Rising Rates Mean for Bonds

With the Federal Reserve expected to continue its measured approach to interest rate hikes, yields on U.S. Treasuries and other fixed income securities have slowly increased from the low levels of the recent past. We expect the Fed to pause after each increase in the federal funds rate and to carefully analyze incoming U.S. economic data to be sure that economic activity is strong enough to withstand further incremental moves toward normalization of monetary policy. The Fed's more gradual approach to interest rate increases than in previous cycles nonetheless brings the risk of rising rates to the forefront for bond investors. Higher interest rates weigh on the prices of most types of bonds.

Importantly, investors also need to understand that not all bonds or bond funds respond uniformly in such an environment. In particular, the duration of a bond or bond fund, which is tied in part to its maturity, provides important information about how the asset will perform when rates change. Also, some bond sectors and bonds of varying quality are better insulated from rate changes and may even perform well as rates rise.

A bond fund's duration (shown in the Portfolio Characteristics exhibit) is the most precise indicator of how the fund will respond to rising rates. If a bond fund has a duration of 5.3 years, for example, the fund's net asset value (NAV) would be expected to fall about 5.3% for every one-percentage-point rise in rates. Even this is only part of the picture, however—rising rates will also generally mean higher dividends per share as the fund invests in new, higher-yielding bonds. As a result, the fund's total return (change in NAV plus dividend income) is unlikely to fall as steeply as the duration indicates.

Generally, bond funds with a shorter weighted average maturity—in other words, those with holdings that come due sooner—have lower durations and should fare better than funds with longer average maturities when rates rise. This is because investors in the bonds will not be locked into lower yields, or coupon payments, for long. When the fund receives principal payments from maturing bonds, it can reinvest them at a higher yield. Indeed, for investors in a bond fund with a low duration and a low weighted average maturity, higher rates can mean an increase in income potential.

Some fixed income sectors offer an added degree of protection from rising rates. Floating rate funds invest in bank loans where the interest rate on the loan is periodically reset, meaning that investors face very little interest rate risk. However, the bank loans usually have a credit profile that is below investment quality, which means these investments may have greater exposure to default risk than investment-grade bonds. Mortgage-backed securities typically fare better than other bonds of similar maturity when rates rise modestly, as fewer homeowners will refinance and pay off their loans early.

In addition, lower-quality bonds with a price that is highly sensitive to the issuer's credit rating (shown in the Quality Diversification exhibit) may perform better as rates increase. Rising rates often accompany a strengthening economy, which can lead to credit upgrades for lower-rated issuers. Also, the higher yields offered by lower-quality bonds provide an additional cushion to total return if bond prices fall as interest rates increase. However, lower-quality bonds are generally exposed to greater credit risk than other bonds because the securities carry a higher risk of default.

Although the pace of payroll employment growth has moderated, the labor market remains strong. The unemployment rate fell from 4.7% at the start of the reporting period to 4.3% in May, the lowest level in 16 years, although wage increases have slowed somewhat. Employers added an average of 189,000 new jobs a month for the 12-month period.

The annual inflation rate reached a five-year high of 2.7% in February before trailing off in subsequent months. The consumer price index (CPI) rose 1.9% in the 12-month period ended May 31; at the same point last year it was 1.0%. Core CPI (which excludes food and energy prices) rose 1.7% over the most recent 12 months.

Citing an improving labor market, the Federal Reserve raised interest rates twice during our reporting period—and once more on June 14, soon after our reporting period ended. After signaling to financial markets for several months that the case for raising short-term rates had strengthened, Fed officials lifted the federal funds rate 25 basis points in December and followed with additional 25-basis-point increases in March and June. Following the three rate hikes, the target range for the fed funds rate was 1.00% to 1.25%. In its June policy statement, the central bank said it is “monitoring inflation closely” after recent declines in the inflation rate.

Nominal Treasury yields across all maturities were higher at the end of May than they were 12 months earlier, with the 10-year note’s yield rising from 1.84% to 2.21% while the yield of the 30-year bond increased from 2.64% to 2.87%. The Treasury yield curve flattened during the period as shorter maturities, which are more directly affected by Fed rate increases, rose more than longer bonds.

Yields declined early in the period, with the 10-year Treasury note hitting a record-low yield of 1.36% in early July, following concerns about slowing global growth and the UK’s vote to leave the European Union. Yields later began rising on speculation that the European Central Bank would begin tapering its asset purchases and expectations that the Fed would proceed with rate hikes given stronger economic data. The Treasury sell-off intensified following the U.S. election as the market priced in the possibility of higher growth, inflation, and debt levels under a Trump administration; as a result, November 2016 was the worst month for Treasuries since January 2009.

Nominal yields reached their high point for the period—2.62% and 3.20% for the 10- and 30-year maturities, respectively—in mid-March. However, investor demand for Treasuries increased and yields started to trend lower as a series of political developments, including the initial failure of the Republican effort to replace the Affordable Care Act, sparked doubts about how quickly the Trump administration would be able to implement its potentially inflationary economic agenda.

The real rate curve flattened during the period. Real yields on 30-year TIPS finished May at 0.92%, nearly unchanged from where they started the 12-month period. Five- and 10-year TIPS real yields increased, although the five-year real yield remains low at around 0%.

Inflation expectations have come down over the past six months, although they are still higher than they were 12 months ago at the start of the fund’s fiscal year. As of May 31, 2017, the difference between a 10-year TIPS yielding 0.40% and a conventional 10-year Treasury note yielding 2.21% was 181 basis points versus 194 basis points six months ago and 154 basis points one year ago. The difference between a five-year TIPS yielding 0.00% and a conventional five-year Treasury note yielding 1.75% was 175 basis points versus 184 basis points six months ago and 150 basis points one year ago. These arithmetic differences are quick proxies of the market’s inflation expectations over the respective periods. When actual inflation runs higher than what is priced in the market or inflation expectations move higher, TIPS have the potential to deliver a higher return than comparable Treasuries.

PERFORMANCE AND PORTFOLIO REVIEW

The fund’s absolute returns were supported by a positive environment for TIPS after the presidential election. Rising inflation expectations offset the losses that nominal Treasuries experienced as yields rose rapidly late in 2016.

We have modestly reduced our out-of-benchmark positions over the past year and increased our position in TIPS, which at the end of the period made up 88% of the portfolio’s net assets. We added TIPS as real yields, inflation, and inflation expectations picked up after the election and in expectation for a seasonally positive period for the asset class in the early part of 2017. Although inflation risk is muted in the near term, we believe this positioning is appropriate with inflation rates higher than they have been in recent years.

We continue to hold a modest exposure to high-quality, short-duration assets such as investment-grade corporate debt, asset-backed securities, commercial mortgage-backed securities, and mortgage-backed securities as a means of generating additional income. These areas have historically provided additional yield over TIPS, diversification benefits, and opportunities to enhance portfolio returns.

Our out-of-benchmark holdings in investment-grade corporate bonds and securitized credits contributed to relative results. Investment-grade corporate bonds performed very well during the period, helped by a solid rebound in corporate profits in the final quarter of 2016 and the first quarter of 2017. Companies issued investment-grade debt at a record pace, but strong demand, especially from foreign buyers, was able to absorb the supply. Securitized credits produced small gains in absolute terms.

Our interest rate management held back relative results, largely due to decisions from the first half of the fiscal year. We had positioned the portfolio to benefit from a flattening of the yield curve, which worked well through Brexit and into the summer of 2016 as intermediate- and longer-term bond yields fell to record lows. However, we were slow in modifying this position as we didn’t anticipate the result of the U.S. presidential election, which led to a sharp re-steepening of the yield curve. As a result, the rapid rise in longer-term yields in November offset the earlier gains. The fund’s duration—a measure of its interest rate sensitivity—lengthened over the past six months, although it remains shorter than it was a year ago. The fund utilizes derivatives for yield curve positioning and duration management.

The fund’s SEC yield finished the period below 0% because negative real yields continue to persist in the front end of the TIPS yield curve, and we do not adjust the fund’s yield for anticipated inflation. While some fund companies may choose to incorporate an inflation projection when calculating the yield on their inflation protected bond funds, we do not because we prefer a more conservative approach with our accounting practices related to inflation adjustments. As actual inflation moves higher, the inflation factor accrues and is reflected in the net asset value of the fund. This accrual is paid annually as a gain at the end of the calendar year.

OUTLOOK

The inflation risks that appeared to be firming six months ago have rapidly dissipated in 2017. After peaking in February, overall CPI has fallen below expectations for three consecutive months, and falling energy prices could further constrain inflation. Core CPI is forecast to remain below 2% in the coming months. In addition, the Federal Reserve is weighing on the TIPS sector. The central bank has not let recently soft inflation readings deter it from continuing to tighten monetary policy. However, with the labor market near full employment and the economy continuing to grow above potential, we remain cautious about being too negative on inflation and the outlook for TIPS performance.

While the short-term outlook for the TIPS market is challenging, investors should remember that an investment in TIPS can help preserve real value in their portfolios over longer time periods—even low inflation can eat into purchasing power. We will remain disciplined in our investment approach and use the firm’s broad credit research capabilities to enhance the risk profile of the fund.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Steve Bartolini
Chairman of the fund’s Investment Advisory Committee

June 22, 2017

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN THE FUND

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price.

When inflation is negative or concerns over inflation are low, the value and income of the fund’s investments in inflation-linked securities could fall and result in losses for the fund. During some extreme environments, the quoted yield to maturity on an inflation-linked security may be negative. This may reflect that the rate of inflation is anticipated to be higher than the quoted yield to maturity of the bond or that market participants are willing to pay a premium to receive inflation protection.

The fund’s investments in foreign securities may be adversely affected by political, social, and economic conditions overseas; reduced liquidity; or decreases in foreign currency values relative to the U.S. dollar.

GLOSSARY

Basis point: One one-hundredth of a percentage point, or 0.01%.

Bloomberg Barclays U.S. 1–5 Year Treasury TIPS Index: An index that tracks the performance of U.S. Treasury inflation protected securities that have a remaining maturity of one to five years.

Commercial mortgage-backed securities: Bonds backed by loans on commercial rather than residential properties.

Consumer price index (CPI): A measure of the average change over time in the prices paid by urban consumers for a representative basket of goods and services.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a five-year duration would fall about 5% in response to a one-percentage-point rise in interest rates, and vice versa.

Gross domestic product: The total market value of all goods and services produced in a country in a given year.

Nominal interest rate: The stated rate of interest offered by a fixed income security.

Real interest rate: The excess of the current interest rate over the current inflation rate.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Treasury inflation protected securities (TIPS): Income-generating bonds that are issued by the federal government and whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities. A security with a longer maturity usually has a higher yield. If a short-term security offers a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Note: Bloomberg Index Services Ltd. Copyright 2017, Bloomberg Index Services Ltd. Used with permission.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Amounts in 000s)

	Par/Shares	$ Value
CORPORATE BONDS 5.1%		
Aerospace & Defense 0.0%		
Harris, 1.999%, 4/27/18	2,145	2,150
		2,150
Airlines 0.0%		
Delta Air Lines, 2.875%, 3/13/20	1,975	2,000
		2,000
Automotive 0.3%		
Ford Motor Credit, 1.684%, 9/8/17	10,220	10,214
Hyundai Capital America, 2.40%, 10/30/18 (1)	15,975	16,014
		26,228
Banking 1.1%		
Bank of America, 5.65%, 5/1/18	24,270	25,100
Barclays Bank, 6.05%, 12/4/17 (1)	20,411	20,831
Capital One, 2.35%, 8/17/18	1,384	1,391
Citizens Bank, 2.20%, 5/26/20	10,755	10,757
Discover Bank, 2.60%, 11/13/18	4,900	4,937
Discover Bank, 3.10%, 6/4/20	11,655	11,888
Discover Bank, 7.00%, 4/15/20	5,715	6,364
Discover Financial Services, 6.45%, 6/12/17	4,119	4,123
Goldman Sachs, 6.15%, 4/1/18	3,405	3,525
		88,916
Broadcasting 0.4%		
Interpublic Group of Companies, 2.25%, 11/15/17	28,211	28,276
		28,276
Building Products 0.2%		
Martin Marietta Material, VR, 1.822%, 5/22/20	4,390	4,405

Martin Marietta Material, VR, 2.252%, 6/30/17	8,260	8,265
		12,670
Cable Operators 0.4%		
Charter Communications Operating, 3.579%, 7/23/20	12,270	12,747
Time Warner Cable, 6.75%, 7/1/18	11,930	12,537
Time Warner Cable, 8.25%, 4/1/19	8,605	9,543
		34,827
Chemicals 0.1%		
LyondellBasell, 5.00%, 4/15/19	3,257	3,409
		3,409
Computer Service & Software 0.4%		
HP Enterprise, STEP, 2.45%, 10/5/17	9,452	9,476
HP Enterprise, STEP, 2.85%, 10/5/18	17,842	18,090
		27,566
Consumer Products 0.1%		
Newell Rubbermaid, 2.15%, 10/15/18	8,285	8,334
		8,334
Financial 0.3%		
General Motors Financial, 3.10%, 1/15/19	7,225	7,323
General Motors Financial, 4.75%, 8/15/17	16,790	16,895
		24,218
Food Processing 0.0%		
Bunge Limited Finance, 3.20%, 6/15/17	1,465	1,466
		1,466

Food/Tobacco 0.1%		
Imperial Tobacco Finance, 2.05%, 2/11/18 (1)	9,515	9,522
		9,522
Forest Products 0.1%		
International Paper, 7.95%, 6/15/18	7,135	7,574
		7,574
Gas & Gas Transmission 0.1%		
Enterprise Products Operations, 1.65%, 5/7/18	5,290	5,286
		5,286
Health Care 0.4%		
Allergan Funding, 2.35%, 3/12/18	7,045	7,072
Baxalta, 2.00%, 6/22/18	2,400	2,405
Becton Dickinson, 2.404%, 6/5/20	23,860	23,914
		33,391
Manufacturing 0.1%		
Roper Industries, 2.05%, 10/1/18	8,885	8,911
		8,911
Metals & Mining 0.1%		
Shenhua Overseas Capital, 2.50%, 1/20/18	10,160	10,185
		10,185
Transportation 0.4%		
GATX, 2.375%, 7/30/18	19,208	19,305
GATX, 2.50%, 3/15/19	2,465	2,486
HPHT Finance, 2.25%, 3/17/18 (1)	6,250	6,250
Penske Truck Leasing, 2.875%, 7/17/18 (1)	3,665	3,707

CarMax Auto Owner Trust Series 2014-1, Class C 1.93%, 11/15/19	1,520	1,522
Ford Credit Floorplan Master Owner Trust Series 2016-5, Class B 2.16%, 11/15/21	5,100	5,104
General Motors Financial Auto Lease Series 2016-3, Class B 1.97%, 5/20/20	6,945	6,923
GMF Floorplan Owner Revolving Trust Series 2016-1, Class B 2.41%, 5/17/21 (1)	1,645	1,656
GMF Floorplan Owner Revolving Trust Series 2016-1, Class C 2.85%, 5/17/21 (1)	635	636
Hyundai Auto Receivables Trust Series 2016-B, Class D 2.68%, 9/15/23	6,130	6,108
Santander Drive Auto Receivables Trust Series 2016-1, Class D 4.02%, 4/15/22	12,170	12,576
Smart Trust Australia Series 2015-3US, Class A3A 1.66%, 8/14/19	16,585	16,539
		100,856
Equipment Lease Heavy Duty 0.1%		
CNH Equipment Trust Series 2016-C, Class B 1.93%, 3/15/24	6,130	6,051
		6,051
Other Asset-Backed Securities 0.9%		
CKE Restaurants Holdings Series 2013-1A, Class A2 4.474%, 3/20/43 (1)	15,481	15,485

Student Loan 0.2%		
SLM Student Loan Trust Series 2008-4, Class A4, VR 2.806%, 7/25/22	888	904
SLM Student Loan Trust Series 2008-5, Class A4, VR 2.856%, 7/25/23	7,029	7,216
SLM Student Loan Trust Series 2008-9, Class A, VR 2.656%, 4/25/23	5,044	5,151
SMB Private Education Loan Trust Series 2015-C, Class A2A 2.75%, 7/15/27 (1)	4,192	4,252
		17,523
Total Asset-Backed Securities (Cost $193,875)		193,041
NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 3.7%		
Commercial Mortgage-Backed Securities 0.3%		
Banc of America Merrill Large Loan Series 2014-IP, Class A, ARM 2.717%, 6/15/28 (1)	13,715	13,773
CLNS Trust Series 2017-IKPR, Class A, ARM 1.00%, 6/11/32 (1)	11,025	11,025
Commercial Mortgage PTC Series 2014-TSC, Class A, ARM 1.84%, 2/13/32 (1)	4,295	4,303
		29,101
Home Equity Loans Backed 0.1%		
BankBoston Home Equity Loan Trust Series 1998-2, Class A6, ARM 6.64%, 12/25/28	92	92

Chase Funding Mortgage Loan Series 2002-4, Class 2A1, ARM 1.764%, 10/25/32	33	32
Nationstar Home Equity Loan Trust Series 2016-2A, Class A, ARM 2.239%, 6/25/26 (1)	2,644	2,665
Nationstar Home Equity Loan Trust Series 2016-3A, Class A 2.013%, 8/25/26 (1)	1,549	1,560
		4,349
Other Asset-Backed Securities 0.5%		
ALM Loan Funding Series 2014-11A, Class A2AR, CLO, VR 2.642%, 10/17/26 (1)	5,380	5,380
ALM Loan Funding Series 2014-14A, Class A2R, CLO, VR 2.722%, 7/28/26 (1)	12,305	12,305
Madison Park Funding Series 2014-14A, Class A2R, CLO, VR 2.276%, 7/20/26 (1)	13,915	13,933
OZLM Series 2014-8A, Class A2AR, CLO, VR 2.00%, 10/17/26 (1)	11,320	11,320
		42,938
Whole Loans Backed 2.8%		
Bank of America Mortgage Securities Series 2004-H, Class 2A2, ARM 3.198%, 9/25/34	194	192
Bank of America Mortgage Securities Series 2004-A, Class 2A2, CMO, ARM 3.591%, 2/25/34	33	33
Bayview Opportunity Master Fund Series 2017-SPL4, Class A, CMO, ARM 3.50%, 1/25/55 (1)	8,515	8,733

Towd Point Mortgage Trust Series 2017-2, Class A1, CMO, ARM 2.75%, 4/25/57 (1)	8,140	8,218
WaMu Mortgage PTC Series 2005-4, Class CB1, CMO, ARM 1.474%, 6/25/35	12	10
WaMu Mortgage PTC Series 2005-AR12, Class 2A1, CMO, ARM 3.062%, 9/25/35	152	152
Wells Fargo Mortgage Backed Securities Trust Series 2004-G, Class A3, CMO, ARM 3.186%, 6/25/34	97	98
		227,840
Total Non-U.S. Government Mortgage-Backed Securities (Cost $302,837)		304,228

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 0.0%

U.S. Government Agency Obligations 0.0%

Federal Home Loan Mortgage, 6.00%, 12/1/19	2	2
Federal Home Loan Mortgage, ARM		
2.875%, 7/1/38	31	33
3.348%, 1/1/36	6	6
3.40%, 11/1/35	15	16
3.486%, 11/1/36	32	33
3.613%, 2/1/34	5	5
3.711%, 2/1/33	1	1
Federal Home Loan Mortgage, CMO, 6.50%, 11/15/20	3	3
Federal Home Loan Mortgage, CMO, ARM, 6.28%, 10/27/31	12	14
Federal National Mortgage Assn., 7.00%, 10/1/23	3	3
Federal National Mortgage Assn., ARM		
2.154%, 7/1/27	1	1
2.625%, 7/1/33	1	1

2.725%, 1/1/35	5	5
2.965%, 12/1/35	6	6
3.101%, 9/1/32	11	11
3.111%, 12/1/35	30	32
3.119%, 8/1/38	48	51
3.215%, 10/1/32	14	14
3.23%, 8/1/38	20	21
3.25%, 7/1/34	3	3
3.257%, 2/1/33	2	2
3.318%, 12/1/32	34	36
3.381%, 1/1/34	19	20
3.395%, 12/1/35	17	18
3.461%, 12/1/35	10	11
3.50%, 9/1/36	1	1
Federal National Mortgage Assn., CMO, ARM, 5.61%, 1/25/32	2	2
		351
U.S. Government Obligations 0.0%		
Government National Mortgage Assn.		
8.50%, 4/15/22 - 6/20/27	135	142
9.00%, 4/15/18 - 12/15/22	25	26
9.50%, 8/15/21 - 12/15/21	21	22
		190
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $522)		541

U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 88.4%

U.S. Treasury Obligations 88.4%		
U.S. Treasury Inflation-Indexed Notes, 0.125%, 4/15/19 (2)	726,686	731,341

U.S. Treasury Inflation-Indexed Notes, 0.125%, 4/15/20	1,074,073	1,083,472
U.S. Treasury Inflation-Indexed Notes, 0.125%, 4/15/21	1,362,875	1,373,522
U.S. Treasury Inflation-Indexed Notes, 0.125%, 1/15/22	621,283	626,039
U.S. Treasury Inflation-Indexed Notes, 0.125%, 4/15/22	754,030	758,154
U.S. Treasury Inflation-Indexed Notes, 0.625%, 7/15/21	122,183	126,402
U.S. Treasury Inflation-Indexed Notes, 1.125%, 1/15/21	548,502	574,728
U.S. Treasury Inflation-Indexed Notes, 1.25%, 7/15/20	839,150	881,632
U.S. Treasury Inflation-Indexed Notes, 1.375%, 7/15/18	378,580	387,217
U.S. Treasury Inflation-Indexed Notes, 1.875%, 7/15/19	247,990	260,777
U.S. Treasury Inflation-Indexed Notes, 2.125%, 1/15/19	365,260	380,098
Total U.S. Government Agency Obligations (Excluding Mortgage-Backed) (Cost $7,177,457)		7,183,382
SHORT-TERM INVESTMENTS 0.6%		
Money Market Funds 0.6%		
T. Rowe Price Government Reserve Fund, 0.83% (3)(4)	46,317	46,317
Total Short-Term Investments (Cost $46,317)		46,317
Total Investments in Securities 100.2% of Net Assets (Cost $8,133,172)		**$ 8,141,164**

‡ Par/Shares are denominated in U.S. dollars unless otherwise noted.

(1) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $370,252 and represents 4.6% of net assets.

(2) At May 31, 2017, all or a portion of this security is pledged as collateral and/or margin deposit to cover future funding obligations.

(3) Seven-day yield

(4) Affiliated Company

(5) Par/Shares amount represents either the total number of shares or total contract value of the securities underlying the options. See Note 3.

ARM Adjustable Rate Mortgage

CLO Collateralized Loan Obligation

CMO Collateralized Mortgage Obligation

CPI Consumer Price Index

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $8,133,172)	$ 8,141,164
Receivable for investment securities sold	263,495
Receivable for shares sold	53,730
Interest receivable	18,247
Cash	158
Variation margin receivable on futures contracts	115
Restricted cash pledged for bilateral derivatives	300
Due from affiliates	31
Other assets	36
Total assets	8,477,276
Liabilities	
Payable for investment securities purchased	343,796
Payable for shares redeemed	3,855
Investment management fees payable	2,327
Unrealized loss on bilateral swaps	1,474
Written options (premiums $847)	847
Due to affiliates	380
Payable to directors	4
Other liabilities	590
Total liabilities	353,273
NET ASSETS	**$ 8,124,003**
Net Assets Consist of:	
Accumulated undistributed net realized loss	$ (70,176)
Net unrealized gain	7,354
Paid-in capital applicable to 1,614,263,896 shares of $0.0001 par value capital stock outstanding; 3,000,000,000 shares of the Corporation authorized	8,186,825
NET ASSETS	**$ 8,124,003**

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Limited Duration Inflation Focused Bond Fund Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks a level of income that is consistent with the current rate of inflation. The fund has two classes of shares: the Limited Duration Inflation Focused Bond Fund (Investor Class) and the Limited Duration Inflation Focused Bond Fund–I Class (I Class). I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date.

Realized gains and losses are reported on the identified cost basis. Income distributions are declared by each class daily and paid monthly, except for distributions of inflation adjustments, if any, which are declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. Capital gain distributions are generally declared and paid by the fund annually.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

New Accounting Guidance In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements related to periods ending on or after August 1, 2017; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Exchange-traded options on futures contracts are valued at closing settlement prices and generally are categorized in Level 1 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Swaps are valued at prices furnished by an independent pricing service or independent swap dealers and generally are categorized in Level 2 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on May 31, 2017:

There were no material transfers between Levels 1 and 2 during the year ended May 31, 2017.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended May 31, 2017, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of May 31, 2017, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended May 31, 2017, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs provide the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate. Upon termination, all transactions with that counterparty would be liquidated and a net termination amount settled. ISDAs include collateral agreements whereas FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with a counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is typically transferred the same business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account at the fund’s custodian. As of May 31, 2017, cash of $300,000 and securities valued at $726,000 had been posted by the fund to counterparties for bilateral derivatives. As of May 31, 2017, no collateral was pledged by counterparties to the fund for bilateral derivatives. As of May 31, 2017, securities valued at $4,441,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the year ended May 31, 2017, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 4% and 12% of net assets.

Options The fund is subject to interest rate risk and credit risk in the normal course of pursuing its investment objectives and uses options to help manage such risks. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value, purchased options are included in Investments in Securities, and written options are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, call and put options on futures give the holder the right, but not the obligation, to purchase or sell, respectively, a position in a particular futures contract at a specified exercise price. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying asset values and interest rates; and, for written options, potential losses in excess of the fund’s initial investment. During the year ended May 31, 2017, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between 0% and 7% of net assets. Transactions in written options and related premiums received during the year ended May 31, 2017, were as follows:

Swaps The fund is subject to inflation risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For bilateral swaps, premiums paid or received are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Zero-coupon inflation swaps are agreements to exchange cash flows, on the contract’s maturity date, based on the difference between a predetermined fixed rate and the cumulative change in the consumer price index, both applied to a notional principal amount for a specified period of time. Risks related to the use of zero-coupon inflation swaps include the potential for unanticipated movements in inflation rates, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the year ended May 31, 2017, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally between 0% and 5% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Collateralized Loan Obligations The fund may invest in collateralized loan obligations (CLOs) which are entities backed by a diversified pool of syndicated bank loans. The cash flows of the CLO can be split into multiple segments, called “tranches” which will vary in risk profile and yield. The riskiest segments, which are the subordinate or “equity” tranches, bear the greatest risk of loss from defaults in the underlying assets of the CLO and serve to protect the other, more senior, tranches. Senior tranches will typically have higher credit ratings and lower yields than the securities underlying the CLO. Despite the protection from the more junior tranches, senior tranches can experience substantial losses.

Mortgage-Backed Securities The fund may invest in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. MBS are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $547,049,000 and $766,030,000, respectively, for the year ended May 31, 2017. Purchases and sales of U.S. government securities aggregated $8,729,311,000 and $7,952,704,000, respectively, for the year ended May 31, 2017.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications between income and gain relate primarily to inflation adjustments on Treasury inflation-protected securities. For the year ended May 31, 2017, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the year ended May 31, 2017, totaled $80,777,000, and were characterized as ordinary income for tax purposes. There were no distributions in the year ended May 31, 2016. At May 31, 2017, the tax-basis cost of investments and components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. During the year ended May 31, 2017, the fund utilized $3,661,000 of capital loss carryforwards.

In accordance with federal tax laws applicable to investment companies, all or a portion of net losses resulting from (a) specified gains and losses realized between November 1 and the fund’s fiscal year-end plus (b) ordinary income or loss realized between January 1 and the fund’s fiscal year-end are not recognized for tax purposes until the subsequent year (late-year ordinary loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.05% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At May 31, 2017, the effective annual group fee rate was 0.29%.

The Investor Class is subject to a contractual expense limitation through September 30, 2017. During the limitation period, Price Associates is required to waive its management fee or pay any expenses (excluding interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.50%. The class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation in effect at the time of the waiver. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until September 30, 2017, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class limit in effect at the time of the waiver. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to these agreements, $140,000 of expenses were repaid to Price Associates during the year ended May 31, 2017. Including these amounts, expenses previously waived/paid by Price Associates in the amount of $380,000 remain subject to repayment by the fund at May 31, 2017.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and I Class. For the year ended May 31, 2017, expenses incurred pursuant to these service agreements were $81,000 for Price Associates; $9,000 for T. Rowe Price Services, Inc.; and less than $1,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended May 31, 2017, the fund was charged $1,727,000 for shareholder servicing costs related to the college savings plans, of which $1,293,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At May 31, 2017, approximately 17% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. None of the Spectrum Funds or Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to special servicing agreements, expenses associated with the operation of the Spectrum Funds and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds and Retirement Funds. Expenses allocated under these agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended May 31, 2017, the fund was allocated $165,000 of Spectrum Funds’ expenses and $9,047,000 of Retirement Funds’ expenses. Of these amounts, $3,557,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to these agreements is reflected as Due to Affiliates in the accompanying financial statements. At May 31, 2017, approximately 82% of the outstanding shares of the Investor Class were held by the Spectrum Funds and Retirement Funds.

In addition, other mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price funds and accounts) may invest in the fund. No Price fund or account may invest for the purpose of exercising management or control over the fund. At May 31, 2017, approximately 100% of the I Class’s outstanding shares were held by Price funds and accounts.

The fund may invest in the T. Rowe Price Government Reserve Fund, the T. Rowe Price Treasury Reserve Fund, or the T. Rowe Price Short-Term Fund (collectively, the Price Reserve Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended May 31, 2017, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of T. Rowe Price Limited
Duration Inflation Focused Bond Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc. (the “Fund”) (formerly known as T. Rowe Price Inflation Focused Bond Fund, Inc.) as of May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of May 31, 2017 by correspondence with the custodian and brokers, and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 19, 2017

Tax Information (Unaudited) for the Tax Year Ended 5/31/17

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $80,777,000 from short-term capital gains.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In that regard, at an in-person meeting held on March 6–7, 2017 (Meeting), the Board, including a majority of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the 1-, 2-, 3-, 4-, 5-, and 10-year periods as of September 30, 2016, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to expense limitations agreed to by the Advisor with respect to the fund’s Investor Class and I Class). At the Meeting, the Board approved an additional 0.005% breakpoint to the group fee schedule, effective May 1, 2017. With the new breakpoint, the group fee rate will decline to 0.265% when the combined average net assets of the applicable T. Rowe Price funds exceed $650 billion. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and non-management expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Expense Group) and (ii) total expenses, actual management fees, and non-management expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the second quintile (Expense Group), the fund’s actual management fee rate ranked in the fourth quintile (Expense Group and Expense Universe), and the fund’s total expenses ranked in the second and third quintiles (Expense Group) and first and second quintiles (Expense Universe).

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director and Advisory Board Member, Deutsche Bank North
2006	America (2004 to present); Director, Vornado Real Estate Investment
[189]	Trust (2004 to 2012); Director, Under Armour (2008 to present);
Director, Brixmor Real Estate Investment Trust (2012 to present)

Bruce W. Duncan	Chief Executive Officer and Director (2009 to December 2016),
(1951)	Chairman of the Board (January 2016 to present), and President
2013	(2009 to September 2016), First Industrial Realty Trust, an owner
[189]	and operator of industrial properties; Chairman of the Board
(2005 to September 2016) and Director (1999 to September
2016), Starwood Hotels & Resorts, a hotel and leisure company;
Director, Boston Properties (May 2016 to present); Director, Marriott
International, Inc. (September 2016 to present)

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies, a
(1952)	collaborative working to improve opportunities for young African
2013	Americans (1997 to present)
[189]

Paul F. McBride	Advisory Board Member, Vizzia Technologies (2015 to present)
(1956)
2013
[189]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Member of
2013	National Academy of Education (2010 to present); Director, MDRC,
[189]	a nonprofit education and social policy research organization
(2011 to present); Research Associate of Labor Studies Program
(2011 to 2015) and Board Member (2015 to present), National
Bureau of Economic Research (2011 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession
(2012 to present); Vice President (2015 to present), American
Economic Association

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder, Partner, and
2006	Cochairman of the Investment Committee, Blackstone Real Estate
[189]	Advisors, L.P. (1992 to 2015); Director, General Growth Properties,
Inc. (2010 to 2013); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director,
Hilton Worldwide (2013 to present); Director, Hudson Pacific
Properties (2014 to 2016)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present)
2009
[189]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and Vice President, T. Rowe Price
[189]	Investment Services, Inc., and T. Rowe Price Services, Inc.; Chairman
of the Board and Director, T. Rowe Price Retirement Plan Services,
Inc.; Chairman of the Board, Chief Executive Officer, Director, and
President, T. Rowe Price International and T. Rowe Price Trust
Company; Chairman of the Board, all funds

Edward A. Wiese, CFA	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe
(1959)	Price International, and T. Rowe Price Trust Company
2015
[57]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Limited Duration Inflation
Focused Bond Fund	Principal Occupation(s)

Stephen L. Bartolini, CFA (1977)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President and Secretary	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Jerome A. Clark, CFA (1961)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Geoffrey M. Hardin (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Paul J. Krug, CPA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Wyatt A. Lee, CFA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Catherine D. Mathews (1963)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer and Vice President	Group, Inc., and T. Rowe Price Trust Company

Andrew C. McCormick (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe
Price Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley
(to 2013)

Shannon H. Rauser (1987)	Employee, T. Rowe Price
Assistant Secretary

Michael F. Reinartz (1973)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Daniel O. Shackelford, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Susan G. Troll, CPA (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,765,000 and $2,409,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 18, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 18, 2017

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	July 18, 2017